SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (DATE OF EARLIEST EVENT REPORTED) November 18, 2011

MASS MEGAWATTS WIND POWER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MASSACHUSETTS

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-32465	04-3402789
(COMMISSION FILE NUMBER NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

95 Prescott Street
Worcester, MA 01605

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code:

(508) 751-5432

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 18,2011, Richard T. Barcia, age 48, was appointed as Chief Operating Officer. Mr. Barcia was not appointed pursuant to any arrangement either of him and any other person. There is not any transaction currently or in the past with the Company in which Mr. Barcia either has or had a direct or indirect material interest.

Mr. Barcia has over 28 years of experience in construction management with several years of equity ownership of construction companies.  Mr. Barcia has been involved with the planning, development, contracting, and construction of over 700 projects.

The information in this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly  incorporated by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS MEGAWATTS WIND POWER, INC.
(Registrant)

Dated: November 18, 2011	By:	/s/ Jonathan C. Ricker
Jonathan C. Ricker
Chief Executive Officer
Chief Financial Officer